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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)

                                 August 13, 2007

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                                   DEVRY INC.
             (Exact name of registrant as specified in its charter)

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        Delaware                     1-13988                  36-3150143
(State of incorporation)     (Commission File Number)       (IRS Employer
                                                          Identification No.)


          One Tower Lane, Suite 1000
          Oakbrook Terrace, Illinois                    60181
   (Address of principal executive offices)           (Zip Code)

                                 (630) 571-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition

         On August 13, 2007, DeVry Inc. issued a press release announcing the Company's fiscal 2007 fourth quarter and year-end operating results and 2007 summer term enrollments. The full text of that press release is included in
Exhibit 99.1 in this Form 8-K.

Forward Looking Statements

         This Form 8-K and the related press release contain forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as "expect," "anticipate," "believe," "estimate," "intend," "plan," and similar expressions also identify forward-looking statements.

         Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Company's actual results to differ materially from those projected or implied by these forward-looking statements. Additional information regarding factors that could cause results to differ can be found in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2006. Readers should also consult the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2007.

         These forward-looking statements are based on information as of August 13, 2007, and the Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.


Item 9.01         Financial Statements and Exhibits


99.1    Press Release dated August 13, 2007

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DEVRY INC.
                              (Registrant)

Date: August 13, 2007
                              By: /s/ Richard M. Gunst
                                  ----------------------------------------------
                                  Richard M. Gunst
                                  Senior Vice President, Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX



Exhibit Number          Description
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99.1                    Press Release dated August 13, 2007